UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2017

People’s Utah Bancorp
(Exact name of registrant as specified in its charter)

Utah	001-37416	87-0622021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street American Fork, UT
(Address of principal executive offices)

84003
(Zip code)

Registrant’s telephone number, including area code: (801) 642-3998

Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [X]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2017, People’s Utah Bancorp (“PUB”) appointed Matthew S. Browning to its Board of Directors, effective at PUB’s July 2017 board meeting.  He served previously on PUB’s banking subsidiary, People’s Intermountain Bank’s Salt Lake County Advisory Board from January 2016 through June 2017.  From April 2014 to the present, Mr. Browning has served as the Chief Operating Officer of Snap! Finance, a digital finance company providing retailers with a secondary finance option in the financial tech space. He also, from 2012 to the present, has operated Rearden d’Anconia, an advisory, capital and service provider with expertise in banking and payments.  From June 2006 to May 2012, he served with Target Bank, serving from 2009 to May 2012 as President.

Mr. Browning received a Master of Business Administration from the University of Chicago, Booth School of Business and a Bachelor of Science in Business Administration from the University of Southern California.  He is a graduate from ABA Stonier School of Banking, Wharton, University of Pennsylvania.

Mr. Browning will be compensated for his service in accordance with PUB’s compensation program for directors as described in PUB’s proxy statement filed with the Securities and Exchange Commission on March 31, 2017, which description is incorporated by reference herein. Effective July 1, 2017, Mr. Browning will receive an equity grant valued at $15,000 which vests in 12 months. Additionally, PUB has entered into a consulting agreement with Mr. Browning to assist PUB in developing a financial technology roadmap for the future.  Mr. Browning will be paid on an hourly basis not to exceed $27,600 for a twelve-month period.  PUB has not yet appointed Mr. Browning to any committees of the Board of Directors.

PUB believes that Mr. Browning’s strong banking and financial technology industry background will be a valuable addition to its Board of Directors.  Mr. Williams is an “independent director” under the listing standards of NASDAQ.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: June 23, 2017	By:	/s/ Richard T. Beard
Richard T. Beard
President and Chief Executive Officer